united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Camelot Premium Return Fund

Camelot Excalibur Small Cap Income Fund

September 30, 2017

Camelot Funds, LLC

1700 Woodlands Dr.

Suite 100

Maumee, OH 43537

Dear Fellow Shareholders,

Greetings - welcome to Camelot! We are honored to serve you and blessed to have your trust. We would not exist without you, so we strive to serve you with excellence and integrity.

The strategies of our two funds are very similar, so much of the commentary for the Camelot fund will apply to the Excalibur fund. The commentary for Excalibur will focus on the areas that are different from the Camelot fund.

Camelot – Premium Return Fund

Looking back on fiscal 2017, the Camelot Premium Return fund enjoyed another year of positive returns. The market responded positively and quite aggressively to multiple geo-political events and economic indicators resulting in an uptrend that has rarely been matched. We believe that this is an unsustainable trend that will likely end soon. When volatility returns, it will likely present some opportunities, of which we are poised to take advantage. As of the end of the fiscal year Morningstar ranked our performance for Load Waived Class A shares in the 51st percentile out of 126 funds in the US Fund Option Writing category for the 1 year period ending 9/30/2017 and 14th percentile for the 5 year period out of 34 funds based on total returns. Although we ideally would like to be positioned higher in the short term, we have continually taken steps to meet our three primary objectives.

Annualized Total Returns (%)						Inception
	Q3	YTD	1 Year	3 Year	5 Year	(12/31/2010)
Camelot Premium Return Fund Class A - CPRFX - Load Waived	1.09%	4.12%	8.14%	3.27%	7.25%	7.09%
Camelot Premium Return Fund Class A - CPRFX - With Load	-4.73%	-1.89%	1.96%	1.26%	5.99%	6.16%
Camelot Premium Return Fund Class C - CPRCX - Load Waived	0.90%	3.54%	7.25%	4.40%	6.45%	6.32%
Camelot Premium Return Fund Class C - CPRCX - With Load	-0.10%	2.54%	6.25%	4.40%	6.45%	6.32%
Camelot Premium Return Fund Class I CPRIX Load Waived	1.15%	4.31%	N/A	N/A	N/A	4.31%
Camelot Premium Return Fund Class I CPRIX With Load	1.15%	4.31%	N/A	N/A	N/A	4.31%
US Fund Option Writing	2.11%	6.52%	7.78%	3.71%	5.08%	5.10%

The maximum sales charge (load) for Class A is 5.75%. Dividends are not assured. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free 855-226-3863. Total Annual Fees are 1.76% (Data source from both Morningstar and Gemini 9.30.17)

While being ranked in the top of our category in the short term is fun and exciting, our focus is on delivering on our objectives over the long term. We believe investing, by nature, is a long-term process and requires at least five years to properly evaluate results. This will be our focus and the basis for our decision-making process. Our desire is to partner with you, the investor, to deliver on our specified objectives for many years to come, so you have a great investing experience, and positive returns. .

We believe investing is like growing an orchard. The true value is in the fruit that is produced each year. In the short term, the value of each tree and the whole orchard will fluctuate. But over time, the value of the orchard will reflect the consistent and growing yield coming from the trees each year. This is what we seek to do for our investors – create an orchard of investments that produce yield (cash flow) year after year.

While short-term returns can vary significantly, we believe the chance of permanent capital loss for patient investors in our funds is extremely low. This is because of our focus on cash flow generation – seeking investments that produce cash flow now and are likely to do so long into the future. As we have no control over short-term market fluctuations, we suggest only investing in our funds if you intend to hold them for at least 3-5 years. A decision to invest should be based on our long-term track record – it would be foolish to sell based on a short-term (less than 3 years) result.

We consider each investor in our fund to be a partner. We are honored to meet many of you and know there are many more we will never meet. Even so, we value each one and are honored to serve you.

Objective 1 - High Rate of Gains / Cash Flow

While total return results are best gauged over a period of 5 years or more, cash flow can give investors something to hold on to in the shorter term. In this fund, cash flow is our primary focus. We want retirees and those close to retirement to feel confident in the stability of their cash flow – which is more important than total return to their daily lifestyle. At the same time, due to the currently low interest rates, many retirees must maintain exposure to equities to reduce the probability of outliving their savings. While the flat income streams from many retirement income vehicles may fail to keep up with inflation, this fund seeks to provide an income stream that will increase over time to keep up and/or outpace inflation.

Reinvesting this cash flow can be a great way for younger investors to build wealth as well.

We have delivered a quarterly target distribution for the past 26 quarters and have paid our target of $.14 over the past four quarters. We remain focused on our objective of maintaining and increasing this distribution in the future.

Objective 2 - Total Return

Nearly all investors hope to realize strong total returns and we have utilized this strategy for over a decade to do so. As mentioned above, this is a long-term objective, best evaluated over periods of at least five years and this is the first time we can discuss results for that amount of time. Our trailing 5 year annualized return is 7.25%, which puts us in the 14th percentile for our Morningstar category – Option Writing. We will continue to evaluate rolling 5 year periods moving forward.

Objective 3 - Lower volatility than common stocks

One of the best ways to help investors stay invested during difficult times is to reduce the volatility they experience. This can often be a difficult proposition when trying to fulfill income and total return objectives as well. This fund seeks to do all three, but will give preference to the first two.

Compared to the previous fiscal year, this fiscal year experienced very little market volatility. So little, in fact, we are surprised and a bit concerned. As we neared the end of the fiscal year, we have positioned the portfolio to reduce potential for future volatility and have dry powder to take advantage of the volatility we believe is likely to appear in the near future.

We don’t believe daily volatility (beta) is what concerns most investors. The primary concern, and therefore ours in this objective, is the size of a pullback in a down market. We seek to experience even less drawdown in such periods. This is a more difficult measure as we don’t know when or why pullbacks will occur, but we believe there are things we can do to increase the probability of success in this area while still keeping the priority of our first two objectives.

At the same time, we welcome volatility in the market as it typically provides for greater option premiums and long-term buying opportunities. While volatility can be painful in the short-run, especially when it is not expected, we must be willing to accept some of it to achieve attractive real returns over time.

Conclusion

We are pleased with our performance this year and believe it showed the power of our strategy and our commitment to discipline. Ideally, we would have preferred to be ahead of our category, but our long term view continues to keep us disciplined

Thank you for the opportunity to serve you. We don’t take it for granted. We will continue to work tirelessly to deliver solid results moving forward.

Market Review

This market has been characterized by low volatility along with constant and, at times, relentless growth. At the same time, bonds have performed surprisingly well as interest rates have fallen as expectations for Fed rate hikes have been reduced.

Oil prices have met our expectations, consistent with our view of oil prices stabilizing between $40 and $60 a barrel over the past year. This stabilization has led to more consistency in many parts of the energy sector and we believe oil prices will continue to be fairly neutral. Although prices for crude oil have been stable, we have not seen this carry over into the energy sector as a whole.

The Federal Reserve has decided to unwind its balance sheet over the next 5 to 7 years and has continued to tighten monetary policy. The Federal Fund rate target has increased to 1.25%, with expectations of rate hikes increasing in frequency in the near future. We believe this presents a new and potentially very scary risk to the markets.

Based on our calculations, overall volatility has been below historical market averages. Our research shows these trends in volatility seem to last around 4-5 years, so we are expecting a period of heightened volatility for the next several years as this period of low volatility continues to stretch. This doesn’t necessarily mean the market will do poorly, but it will likely shake out skittish investors and create opportunities for us.

Camelot - Premium Return Fund Commentary

Returns – The return for the Fund for this fiscal year was 8.14% (Class A shares at NAV)1 versus 18.61% for the S&P 500 Total Return Index and 7.78% for the average fund in our Morningstar Category - Option Writing.

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over dozens of positions, most of which were put and call options, and over $1.6 million in net investment income (dividends & interest). Premiums received from option writing contributed $1.9 million in realized gains. Our greatest contributors were from the narrowing spreads of closed end funds and preferred shares. Sector contributors were financials and real estate.

Detractors – Naturally, not all of our positions produce gains, especially in the short-term. The greatest detractors this fiscal year were several positions in the Telecom and Retail sectors as economic activity has disappointed the markets and hampered growth in these areas. As the end of the fiscal year is a snapshot in time, we believe many of these detractors hold tremendous opportunity and we were just early in scooping up bargains.

Our largest equity position is Ford Motor Company (3.30%)

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is back in balance between equity holdings (dividend-paying stocks and/or stocks with covered calls) and put positions as we recovered much of the upside potential in many of our positions and are actively seeking to reduce risk. We typically seek to have more than 50% of our portfolio in an option writing positions (put or covered call).

Dividend – We have continued to deliver our quarterly dividend since inception (27 quarters). We hope to maintain a steady quarterly dividend of $0.14 per share, but there is no guarantee this will happen as we must have realized gains in order to meet our target distribution.

Excalibur – Small Cap Income Fund

We are pleased with another positive year for the Excalibur Fund. Small cap value has been challenging over the last 4 years as growth outperforms value. Our cash flow orientation puts us to the extreme value side of the spectrum, which has been a major headwind.

We are disappointed that we did not exceed category expectations and believe there is still more room for improvement. We will continue to strive to deliver on the Fund’s two objectives.

We delivered on our primary objective of delivering strong cash flow. We have maintained a $.10 quarterly distribution over the last four quarters, which we hope to maintain and increase over time.

Excalibur is designed to allow all investors to gain exposure to small caps and stay invested according to plan by generating consistent cash flow. We believe this fund is extremely unique in the small cap space and we believe it can be one of the most consistent & highest yielding funds in its category. Of course, there are no guarantees we will be able to achieve that.

Objective 1 – Consistent & Growing Income Stream

See notes under Objective 1 for the Camelot Fund.

We are pleased with the progress on this objective as we maintained a $.10 quarterly distribution, which is our target. We intend to maintain this as consistently as possible and increase it over time. Based on the 9/30/2017 NAV of $8.38, this should equate to a very nice cash flow, especially for a small-cap fund.

Objective 2 - Total Return

The fund’s return was 9.37%, which was below the Russell 2000, which grew 20.74%, and behind our category (Small Value) average of 17.89%, putting us in the 95th percentile.

Conclusion

We believe we achieved our target on the first objective – cash flow. As the second objective – total return – is a long-term measure, we are disappointed with our results at this point, but believe we will experience better results as market conditions become more favorable to our strategy.

Market Review

Small caps (measured by the Russell 2000) started the year continuing to under-perform larger companies (measured by the S&P 500), but staged a strong recovery over the last two quarters to pull about even for the year. We still believe the valuations are exceptionally attractive for many of the companies in our portfolio. Small cap value as measured by the Russell 2000 Value Index has lagged the Russell 2000 Index over the past several years.

Excalibur – Small Cap Income Fund Commentary

Returns – The return for the Fund for this fiscal year was 9.37% (Class A shares at NAV)1 versus 20.74% for the Russell 2000 Total Return index and 17.89% for the average fund in our Morningstar Category (Small Value), which was the second consecutive positive for the category after consecutive negative years.

Sector Weightings – we make no attempt to match our sector weightings to any particular benchmark or index.

Contributors – We had realized gains spread over several dozen positions, most of which were put and call options, and over $250, in investment income (dividends & interest). No individual equity or option position comprises more than 5% of the overall portfolio. The greatest contributors were primarily energy, materials, and real estate companies, which recovered from the decline they experienced the year before.

Detractors – Our greatest detractors were primarily companies in the retail and telecom industry as economic shift occur and have disappointed the markets and hampered growth.

New Positions – As our option writing strategy naturally produces higher turnover, we initiated dozens of new positions, which will almost always be the case.

Eliminated Positions – Due to the nature of our option based strategy, we had dozens of positions throughout the fiscal year which we no longer hold.

Current Portfolio – As of fiscal year-end, our portfolio composition is primarily outright equity holdings in dividend-paying stocks (around 80%) and put or covered call positions (around 20%). This weighting is tilted more toward stock holdings than normal as we believe there are opportunities and hope to generate most of our quarterly dividend from dividends and interest as opposed to option premiums. However, the portfolios composition will fluctuate over time as markets fluctuate and different positions become more attractive.

Dividend – We maintained our quarterly dividend of $.10. We hope to maintain a steady quarterly dividend of $0.10 per share, increasing over time, but there is no guarantee this will happen as we must have investment income or realized gains in order to meet our target distribution.

Final Remarks

The famed investor Charlie Munger is quoted as saying;

“What do you want to avoid? Such an easy answer: sloth and unreliability. If you’re unreliable, it doesn’t matter what your virtues are. You’re going to crater immediately. Doing what you have faithfully engaged to do should be an automatic part of your conduct. You want to avoid sloth and unreliability.”

By investing in Camelot Funds, you are avoiding both sloth, and unreliability. We strive to remain disciplined in our approached and believe we will reap the rewards.

Thank you to all our shareholders for the faith and trust you have placed in us. We are blessed and honored to be a part of your portfolio and take the responsibility seriously. Also, we thank all the advisors who utilize our funds for their clients. We know the risk you take every time you make a recommendation and will work hard to make sure your clients have a great investment experience.

May God bless you greatly in the coming year!

Kind Regards,

Darren T. Munn, CFA

Chief Investment Officer

Morningstar, Inc. All rights reserved. Morningstar is an independent provider of financial information. Morningstar performance rankings are based on total return without sales charge relative to all share classes of mutual funds with similar objectives and determined by Morningstar. Past performance or ranking is not indicative of future results.

(a)	Past performance is not indicative of future results. Specifically, there is no assurance that the Fund will achieve its investment objective or be profitable in the future. There can be no assurance that any investment discussed in this presentation will achieve results comparable to what is discussed herein, or avoid losses.

(b)	Unless otherwise specified, all performance results are as of September 30, 2017.

(c)	Certain portions of this presentation include information regarding the performance of various sectors, indices, or the economy in general. Such information is taken from various sources, and while believed to be reliable, is not necessarily independently verified by Camelot Portfolios LLC, and accordingly, such information should not be relied upon in making any investment decisions.

(d)	Russell 2000 Index is a market capitalization-weighted index designed to measure the performance of the small-cap segment of the U.S. equity market. S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. You cannot invest directly in an index. Accordingly, performance results for investment indexes do not reflect the deduction of transaction and/or custodial charges or the deduction of an investment-management fee, the incurrence of which would have the effect of decreasing historical performance results.

(e)	Nothing in this communication should be in any way be interpreted as investment advice. Any person or entity considering an investment in a fund managed by Camelot Portfolios LLC should carefully review the prospectus relative to that fund, and consult with appropriate legal, tax and investment professionals. Any person in receipt of this communication should consult the same professionals before acting on any of the commentary presented herein, as this communication is not a substitute for personalized investment advice.

(f)	Certain statements in this presentation are based on information that is deemed valid as of the date of the presentation. Changes in circumstances, even minor ones, can materially alter the economic outlook, the outlook for a given investment or for an entire fund.

(g)	This communication presents specific information regarding specific investments made by one or more of the Camelot funds. These investments are presented for educational and demonstrative purposes only, and are not intended to represent the performance of any fund as a whole, or to be in any way indicative of the performance a Camelot fund should achieve in the future. There are many other investments made by each Camelot fund not presented here. For a full list of investments and returns related to any of the funds discussed herein, please contact Jennifer Rogers at Jennifer.rogers@camelotportfolios.com.

9099-NLD-11/27/2017 A548

Camelot Premium Return Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures(1) for each of the periods ended September 30, 2017, compared to its benchmark:

	One Year Return	Three Year Return	Five Year Return	Since Inception(3)	Since Inception(4)
Class A	8.14%	3.27%	7.25%	7.09%	N/A
Class A with 5.75% load	1.96%	1.26%	5.99%	6.16%	N/A
Class C	7.25%	2.49%	6.45%	6.32%	N/A
Class I	N/A	N/A	N/A	N/A	4.31%
S&P 500 Total Return Index(2)	18.61%	10.81%	14.22%	13.21%	14.24%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.75%, 2.50% and 1.50% for Class A, Class C and Class I, respectively, through January 31, 2018. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Please review the Fund’s most recent prospectus for more detail on the expense waiver. The Fund’s gross expense ratio as of the January 19, 2017 Prospectus is 2.56% for Class A shares, 3.32% for Class C shares, and 2.32% for Class I shares. For more current information of the Fund’s expense ratio please see the Financial Highlights. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(3)	Class A and C inception date is December 27, 2010.

(4)	Class I inception date is December 30, 2016.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	13.8%
Retail	13.2%
Closed-End Funds	9.3%
Oil & Gas	4.8%
Pipelines	4.0%
Telecommunications	3.8%
Banks	3.5%
Private Equity	3.4%
Auto Manufacturers	3.3%
Investment Companies	2.7%
Other/Cash & Equivalents	38.2%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Excalibur Small Cap Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures(1) for each of the periods ended September 30, 2017, compared to its benchmark:

	One Year Return	Three Year Return	Since Inception(3)	Since Inception(4)
Class A	9.37%	2.42%	0.63%	N/A
Class A with 5.75% load	3.08%	0.42%	(0.94)%	N/A
Class C	8.86%	2.18%	0.53%	N/A
Class I	N/A	N/A	N/A	2.80%
Russell 2000 Total Return Index(2)	20.74%	12.18%	8.32%	10.94%

(1)	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Manager and the Fund have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization and extraordinary expenses such as litigation) at 1.75%, 2.50% and 1.50% for Class A, Class C and Class I, respectively, through January 31, 2018. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. Without these waivers, the Fund’s total annual operating expenses would have been 2.91%, 3.66% and 2.66% for the Fund’s Class A, Class C and Class I shares, respectively, including interest, dividend expenses, and acquired fund fees, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-226-3863.

(2)	The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies of the 3,000 largest U.S. companies based on total market capitalization.

(3)	Class A and C inception date is December 31, 2013.

(4)	Class I inception date is December 30, 2016.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Real Estate Investment Trusts	23.5%
Retail	17.6%
Transportation	6.1%
Investment Companies	5.7%
Mining	3.7%
Entertainment	2.8%
Pipelines	2.8%
Real Estate	2.1%
Oil & Gas	1.8%
Agriculture	1.5%
Other/Cash & Equivalents	32.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Principal		Fair Value
	BONDS - 5.8%
	RETAIL - 4.8%
$500,000	GameStop Corp., 6.750%, 3/15/2021 ^	$522,500
2,500,000	Men’s Wearhouse, Inc., 7.000%, 7/1/2022	2,393,750
		2,916,250
	TELECOMMUNICATIONS - 1.0%
500,000	Frontier Communications Corp., 10.500%, 9/15/2022	435,000
260,000	Frontier Communications Corp., 6.875%, 1/15/2025	195,650
		630,650
	TOTAL BONDS (Cost $3,450,610)	3,546,900

Shares
	CLOSED-END FUNDS - 9.0%
20,000	Aberdeen Asia-Pacific Income Fund, Inc.	103,200
32,134	Ares Dynamic Credit Allocation Fund, Inc.	526,998
10,000	Avenue Income Credit Strategies Fund	147,500
20,000	Barings Global Short Duration High Yield Fund	412,000
7,481	BlackRock Core Bond Trust	105,183
40,000	Deutsche Multi-Market Income Trust	358,400
20,000	Eaton Vance Limited Duration Income Fund	280,600
40,000	Eaton Vance Senior Income Trust	264,800
30,000	First Trust High Income Long/Short Fund	510,600
30,000	Invesco Dynamic Credit Opportunities Fund	357,600
40,000	Invesco Senior Income Trust	179,600
37,125	Nuveen Real Asset Income and Growth Fund	667,887
30,000	Nuveen Short Duration Credit Opportunities Fund	521,400
20,000	PIMCO Dynamic Credit and Mortgage Income Fund	461,200
20,000	Prudential Global Short Duration High Yield Fund, Inc.	298,600
20,000	Prudential Short Duration High Yield Fund, Inc.	305,200
	TOTAL CLOSED-END FUNDS (Cost $5,245,271)	5,500,768

	COMMON STOCKS - 35.8%
	APPAREL - 2.3%
92,500	Under Armour, Inc. *(e)	1,389,350

	AUTO MANUFACTURERS - 3.3%
170,600	Ford Motor Co.	2,042,082

	BANKS - 2.9%
40,000	Barclays PLC - ADR	414,000
6,900	Capital One Financial Corp. (a)(e)	584,154
10,000	Citigroup, Inc. (d)	727,400
2,500	ING Groep NV - ADR	46,050
		1,771,604
	BUILDING MATERIALS - 0.8%
55,136	Cemex SAB de CV - ADR *(d)(e)	500,635

	COMPUTERS - 0.5%
2,000	Apple, Inc. (d)	308,240

	DISTRIBUTION/WHOLESALE - 0.3%
5,000	Triton International Ltd.	166,400

	DIVERSIFIED FINANCIAL SERVICES - 0.1%
1,200	PJT Partners, Inc.	45,972

	ENGINEERING & CONSTRUCTION - 2.4%
35,000	Fluor Corp. (e)	1,473,500

	ENTERTAINMENT - 0.8%
30,000	Regal Entertainment Group - CL. A (e)	480,000

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	COMMON STOCKS (Cont.) - 35.8%
	HEALTHCARE - SERVICES - 0.5%
5,000	DaVita, Inc. *(e)	$296,950

	HOME BUILDERS - 0.0%
700	PulteGroup, Inc.	19,131

	INVESTMENT COMPANIES - 2.7%
50,000	Apollo Investment Corp.	305,500
68,818	Ares Capital Corp. (a)(d)(e)	1,127,927
30,000	Prospect Capital Corp. (c)	201,600
		1,635,027
	LEISURE TIME - 2.4%
14,100	Polaris Industries, Inc. (c)(e)	1,475,283

	OIL & GAS - 4.8%
50,000	HollyFrontier Corp. (d)(e)	1,798,500
20,000	Hugoton Royalty Trust	37,000
10,000	Marathon Petroleum Corp.	560,800
500,000	Obsidian Energy Ltd. *	525,000
42,600	Whiting USA Trust II - Trust Unit	44,304
		2,965,604
	PHARMACEUTICALS - 0.9%
15,000	Mallinckrodt PLC *(d)(e)	560,550

	REAL ESTATE - 0.5%
2,500	Jones Lang LaSalle, Inc. (e)	308,750
636	RMR Group, Inc.	32,659
		341,409
	RETAIL - 8.4%
1,000	AutoZone, Inc. *(e)	595,110
20,000	Bed Bath & Beyond, Inc.	469,400
3,000	Chipotle Mexican Grill, Inc. - Cl. A * (a)	923,490
60,000	GameStop Corp.	1,239,600
20,000	Tailored Brands, Inc.	288,800
10,000	Tractor Supply Co. (d)	632,900
20,000	Williams-Sonoma, Inc. (d)(e)	997,200
		5,146,500
	SOFTWARE - 0.1%
2,500	First Data Corp. *	45,100

	TELECOMMUNICATIONS - 2.1%
30,000	America Movil SAB de CV Series L - ADR (a)(d)	532,500
6,666	Frontier Communications Corp. (d)	78,592
10,000	Millicom International Cellular SA	658,200
		1,269,292
	TOTAL COMMON STOCKS (Cost $25,550,570)	21,932,629

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 9.5%
30,000	AGNC Investment Corp. (a)	650,400
25,750	Annaly Capital Management, Inc.	313,893
29,378	Ares Commercial Real Estate Corp.	391,021
30,000	CYS Investments, Inc.	259,200
49,000	Government Properties Income Trust (e)	919,730
10,000	One Liberty Properties, Inc.	243,600
25,267	Sabra Health Care REIT, Inc.	554,358
86,193	Two Harbors Investment Corp.	868,825
71,199	VEREIT, Inc.	590,240
125,000	Washington Prime Group, Inc.	1,041,250
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $6,589,340)	5,832,517

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	EXCHANGE-TRADED FUNDS (ETFs) - 0.8%
	DEBT FUNDS - 0.8%
10,000	First Trust Exchange-Traded Fund IV First Trust Tactical High Yield ETF	$490,600
	TOTAL EXCHANGE TRADED FUNDS (Cost $512,600)	490,600

	LIMITED PARTNERSHIPS - 8.4%
	PIPELINES - 4.6%
35,000	Energy Transfer Equity LP (e)	608,300
51,846	Energy Transfer Partners LP (a)	948,263
30,000	Enterprise Products Partners LP (a)	782,100
12,200	Williams Partners LP (d)(e)	474,580
		2,813,243
	PRIVATE EQUITY - 3.4%
50,000	Blackstone Group LP (d)	1,668,500
20,000	KKR & Co. LP	406,600
		2,075,100
	REAL ESTATE - 0.4%
9,000	Brookfield Property Partners LP	210,150

	TOTAL LIMITED PARTNERSHIPS (Cost $6,120,741)	5,098,493

	PREFERRED STOCK - 6.8%
	BANKS - 0.6%
17,300	Popular Capital Trust II, 6.125%, Perpetual	389,942

	CLOSED-END FUNDS - 0.3%
3,236	Gabelli Equity Trust, Inc., 5.000%, Perpetual	80,738
2,340	Gabelli Equity Trust, Inc., 5.000%, Perpetual	58,383
		139,121
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
3,000	SLM Corp., Quarterly US LIBOR +0.700% ****	201,900

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 4.3%
30,000	Annaly Capital Management, Inc., 7.500%, Perpetual	761,100
15,000	ARMOUR Residential REIT, Inc., 7.875%, Perpetual	375,000
4,174	Ashford Hospitality Trust, Inc., 8.450%, Perpetual	105,811
18,396	Colony NorthStar, Inc., 8.250%, Perpetual	465,971
21,350	CYS Investments, Inc., 7.750%, Perpetual	534,818
15,000	Invesco Mortgage Capital, Inc. 7.750%, Perpetual	377,550
99	Sabra Healthcare REIT, Inc., 7.1250%, Perpetual	2,539
		2,622,789
	TELECOMMUNICATIONS - 0.7%
23,000	Frontier Communications Corp., 11.125%, 6/29/2018, Perpetual	442,520

	TRANSPORTATION - 0.6%
15,000	Seaspan Corp., 8.250%, Perpetual	375,450

	TOTAL PREFERRED STOCK (Cost $5,641,091)	4,171,722

Contracts***
	SCHEDULE OF CALL OPTIONS PURCHASED - 0.0% *
2,000	Frontier Communications Corp.
	Expiration January 2018, Exercise Price $5.00	5,000
	TOTAL CALL OPTIONS PURCHASED (Cost $70,339)	5,000

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares				Fair Value
	SHORT-TERM INVESTMENTS - 12.4%
6,579,297	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.95% **			$6,579,297
1,043,755	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.95% **(b)			1,043,755
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,623,052)			7,623,052

	TOTAL INVESTMENTS IN LONG SECURITIES - 88.5% (Cost $60,803,614) (f)			$54,201,681
	TOTAL CALL OPTIONS WRITTEN - (0.4)% (Premiums Received $236,664) (f)			(233,690)
	TOTAL PUT OPTIONS WRITTEN - (1.0)% (Premiums Received $632,231) (f)			(588,333)
	TOTAL SECURITIES SOLD SHORT - (1.2)% (Proceeds $1,105,336) (f)			(710,565)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 14.1%			8,581,016
	TOTAL NET ASSETS - 100.0%			$61,250,109

Contracts***		Counterparty	Notional Value at September 30, 2017	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.4)% *
300	America Movil SAB de CV
	Expiration October 2017, Exercise Price $18.00	Interactive Brokers	$540,000	$9,000
300	America Movil SAB de CV
	Expiration November 2017, Exercise Price $18.00	Interactive Brokers	540,000	16,800
20	Apple, Inc.
	Expiration December 2017, Exercise Price $160.00	Interactive Brokers	320,000	7,940
50	Ares Capital Corp.
	Expiration December 2017, Exercise Price $16.00	Interactive Brokers	80,000	2,750
200	Blackstone Group LP
	Expiration December 2017, Exercise Price $34.00	Interactive Brokers	680,000	16,000
500	Cemex SAB de CV
	Expiration October 2017, Exercise Price $10.00	Interactive Brokers	500,000	2,000
100	Citigroup, Inc.
	Expiration November 2017, Exercise Price $67.50	Interactive Brokers	675,000	57,000
2,000	Frontier Communications Corp.
	Expiration January 2018, Exercise Price $5.50	Interactive Brokers	1,100,000	5,000
200	HollyFrontier Corp.
	Expiration December 2017, Exercise Price $34.00	Interactive Brokers	680,000	68,400
50	Mallinckrodt PLC
	Expiration October 2017, Exercise Price $50.00	Interactive Brokers	250,000	150
50	Tractor Supply Co.
	Expiration November 2017, Exercise Price $65.00	Interactive Brokers	325,000	9,250
60	Williams Partners LP
	Expiration December 2017, Exercise Price $40.00	Interactive Brokers	240,000	3,900
100	Williams-Sonoma, Inc.
	Expiration November 2017, Exercise Price $47.50	Interactive Brokers	475,000	35,500
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $236,664)			$233,690

	SCHEDULE OF PUT OPTIONS WRITTEN - (1.0)% *
50	Ares Capital Corp.
	Expiration December 2017, Exercise Price $16.00	Interactive Brokers	$80,000	$1,500
10	AutoZone, Inc.
	Expiration October 2017, Exercise Price $500.00	Interactive Brokers	500,000	240
10	AutoZone, Inc.
	Expiration November 2017, Exercise Price $530.00	Interactive Brokers	530,000	4,100
10	AutoZone, Inc.
	Expiration December 2017, Exercise Price $520.00	Interactive Brokers	520,000	7,150
30	Biogen, Inc.
	Expiration October 2017, Exercise Price $280.00	Interactive Brokers	840,000	1,800
100	Capital One Financial Corp.
	Expiration December 2017, Exercise Price $80.00	Interactive Brokers	800,000	20,300
1,000	Cemex SAB de CV
	Expiration October 2017, Exercise Price $9.00	Interactive Brokers	900,000	17,000
500	Cemex SAB de CV
	Expiration November 2017, Exercise Price $9.00	Interactive Brokers	450,000	16,750
100	CVS Health Corp.
	Expiration November 2017, Exercise Price $75.00	Interactive Brokers	750,000	5,600

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Contracts***		Counterparty	Notional Value at September 30, 2017	Fair Value
	SCHEDULE OF PUT OPTIONS WRITTEN (Cont.) - (1.0)% *
50	DaVita, Inc.
	Expiration October 2017, Exercise Price $57.50	Interactive Brokers	$287,500	$4,250
50	DaVita, Inc.
	Expiration October 2017, Exercise Price $65.00	Interactive Brokers	325,000	29,000
50	DaVita, Inc.
	Expiration January 2017, Exercise Price $57.50	Interactive Brokers	287,500	14,400
100	Discover Financial Services
	Expiration October 2017, Exercise Price $60.00	Interactive Brokers	600,000	1,500
250	Energy Transfer Equity LP
	Expiration October 2017, Exercise Price $17.00	Interactive Brokers	425,000	5,750
100	Express Scripts Holding Co.
	Expiration November 2017, Exercise Price $60.00	Interactive Brokers	600,000	9,400
50	Express Scripts Holding Co.
	Expiration December 2017, Exercise Price $60.00	Interactive Brokers	300,000	6,250
100	Fluor Corp.
	Expiration October 2017, Exercise Price $37.50	Interactive Brokers	375,000	500
100	GlaxoSmithKline PLC
	Expiration November 2017, Exercise Price $40.00	Interactive Brokers	400,000	7,250
250	Government Properties Income Trust
	Expiration December 2017, Exercise Price $17.50	Interactive Brokers	437,500	8,750
200	HollyFrontier Corp.
	Expiration December 2017, Exercise Price $30.00	Interactive Brokers	600,000	9,000
30	iPATH S&P 500 VIX Short-Term Futures ETN
	Expiration December 2017, Exercise Price $40.00	Interactive Brokers	120,000	16,230
100	Johnson Controls International
	Expiration October 2017, Exercise Price $38.00	Interactive Brokers	380,000	1,250
25	Jones Lang LaSalle, Inc.
	Expiration December 2017, Exercise Price $115.00	Interactive Brokers	287,500	6,563
100	Lowe’s Companies, Inc.
	Expiration October 2017, Exercise Price $70.00	Interactive Brokers	700,000	300
50	Macquarie Infrastructure Corp.
	Expiration November 2017, Exercise Price $70.00	Interactive Brokers	350,000	7,250
50	Mallinckrodt PLC
	Expiration October 2017, Exercise Price $45.00	Interactive Brokers	225,000	39,000
200	Medical Properties Trust, Inc.
	Expiration October 2017, Exercise Price $12.50	Interactive Brokers	250,000	1,000
100	Mosaic Co.
	Expiration December 2017, Exercise Price $19.00	Interactive Brokers	190,000	4,400
10	People’s United Financial, Inc.
	Expiration November 2017, Exercise Price $17.00	Interactive Brokers	17,000	175
25	Polaris Industries, Inc.
	Expiration December 2017, Exercise Price $100.00	Interactive Brokers	250,000	10,625
200	Regal Entertainment Group
	Expiration November 2017, Exercise Price $15.00	Interactive Brokers	300,000	10,000
100	Southern Co.
	Expiration November 2017, Exercise Price $48.00	Interactive Brokers	480,000	6,800
100	Tata Motors Ltd.
	Expiration October 2017, Exercise Price $30.00	Interactive Brokers	300,000	3,000
100	Tata Motors Ltd.
	Expiration January 2018, Exercise Price $30.00	Interactive Brokers	300,000	13,000
50	TJX Cos, Inc.
	Expiration October 2017, Exercise Price $67.50	Interactive Brokers	337,500	250
500	Under Armour, Inc.
	Expiration October 2017, Exercise Price $17.50	Interactive Brokers	875,000	122,500
100	Under Armour, Inc. Class A
	Expiration January 2018, Exercise Price $32.50	Interactive Brokers	325,000	162,000
60	Williams Partners LP
	Expiration December 2017, Exercise Price $37.50	Interactive Brokers	225,000	6,000
100	Williams-Sonoma, Inc.
	Expiration November 2017, Exercise Price $45.00	Interactive Brokers	450,000	7,500
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $632,231)			$588,333

See accompanying notes to financial statements.

Camelot Premium Return Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	SECURITIES SOLD SHORT - (1.2)% *
	EQUITY FUNDS - (1.2)%
3,387	iPATH S&P 500 VIX Short-Term Futures ETN	$132,736
2,300	SPDR S&P500 ETF Trust	577,829
	TOTAL SECURITIES SOLD SHORT (Proceeds $1,105,336)	$710,565

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Note

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 0.85% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on September 30, 2017.

***	One contract is equivalent to 100 shares of common stock.

****	Variable Rate as of September 30, 2017.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2017. Total collateral had a market value of $1,043,755 at September 30, 2017.

(c)	All or a portion of the security is out on loan at September 30, 2017. Total loaned securities had a market value of $1,026,833 at September 30, 2017.

(d)	Subject to call options written.

(e)	Subject to put options written.

(f)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $57,949,078, including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,994,137
Unrealized depreciation	(10,274,122)
Net unrealized depreciation	$(5,279,985)

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Principal		Fair Value
	BONDS - 10.2%
	RETAIL - 9.5%
$200,000	GameStop Corp., 6.750%, 3/15/2021 ^	$209,000
925,000	Men’s Wearhouse, Inc., 7.000%, 7/1/2022	885,687
		1,094,687
	TELECOMMUNICATIONS - 0.7%
100,000	Frontier Communications Corp., 10.500%, 9/15/2022	87,000

	TOTAL BONDS (Cost $1,096,308)	1,181,687

Shares
	COMMON STOCKS - 32.3%
	AGRICULTURE - 1.5%
5,000	Andersons, Inc.	171,250

	BEVERAGES - 0.3%
3,000	Crimson Wine Group Ltd. *	32,250

	COMMERCIAL SERVICES - 0.6%
4,000	Textainer Group Holdings Ltd. *	68,600

	DISTRIBUTION/WHOLESALE - 1.4%
5,000	Triton International Ltd.	166,400

	ENERGY-ALTERNATE SOURCES - 0.9%
6,960	FutureFuel Corp. (e)	109,550

	ENTERTAINMENT - 2.8%
20,000	Regal Entertainment Group - Cl. A	320,000

	ENVIRONMENTAL CONTROL - 0.6%
5,000	Covanta Holding Corp.	74,250

	INSURANCE - 0.7%
10,000	Maiden Holdings Ltd.	79,500

	INVESTMENT COMPANIES - 3.1%
10,000	Apollo Investment Corp.	61,100
9,660	Ares Capital Corp.	158,327
20,000	Prospect Capital Corp. (c)	134,400
		353,827
	IRON/STEEL - 0.6%
10,000	Cliffs Natural Resources, Inc. *	71,500

	MEDIA - 0.4%
7,000	Salem Media Group, Inc.	46,200

	METAL FABRICATE/HARDWARE - 1.4%
9,093	Ampco-Pittsburgh Corp. (d)	158,218

	MINING - 3.4%
6,000	Compass Minerals International, Inc.	389,400

	OIL & GAS - 1.5%
2,000	Atwood Oceanics, Inc. *	18,780
4,450	CVR Energy, Inc.	115,255
20,000	Obsidian Energy Ltd. *	21,000
23,500	Whiting USA Trust II	24,440
		179,475
	OIL & GAS SERVICES - 0.8%
7,299	Gulf Island Fabrication, Inc.	92,697

	PHARMACEUTICALS - 0.3%
14,500	Veru, Inc. *	38,425

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	COMMON STOCKS (Cont.) - 32.3%
	REAL ESTATE - 1.1%
107	RMR Group, Inc.	$5,495
21,900	Xinyuan Real Estate Co. Ltd. - ADR (e)	124,392
		129,887
	RETAIL - 8.1%
15,000	Buckle, Inc.	252,750
4,000	Cheesecake Factory, Inc. (e)	168,480
20,000	Chico’s FAS, Inc.	179,000
100	Cracker Barrel Old Country Store, Inc. (e)	15,162
24,180	Destination Maternity Corp. *	40,381
10,000	GameStop Corp.	206,600
5,000	Tailored Brands, Inc.	72,200
		934,573
	TELECOMMUNICATIONS - 0.5%
26,955	RF Industries Ltd.	61,997

	TRANSPORTATION - 2.3%
10,000	Ardmore Shipping Corp. *	82,500
1,300	Matson, Inc.	36,634
20,000	Seaspan Corp.	141,800
		260,934
	TOTAL COMMON STOCKS (Cost $5,221,754)	3,738,933

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 18.1%
25,000	Ares Commercial Real Estate Corp. (a)	332,750
3,125	ARMOUR Residential REIT, Inc.	84,063
5,000	CoreCivic, Inc.	133,850
20,000	CYS Investments, Inc. (a)	172,800
10,000	Farmland Partners, Inc.	90,400
10,000	Government Properties Income Trust (a)(e)	187,700
7,000	Invesco Mortgage Capital, Inc.	119,910
15,000	MTGE Investment Corp. (a)	291,000
400	One Liberty Properties, Inc.	9,744
5,615	Sabra Health Care REIT, Inc. *	123,193
30,000	Two Harbors Investment Corp.	302,400
30,000	Washington Prime Group, Inc. (a)	249,900
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $2,265,831)	2,097,710

	LIMITED PARTNERSHIPS - 9.7%
	CHEMICALS - 0.6%
900	Terra Nitrogen Co. LP	73,575

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
5,000	Ares Management LP	93,250

	INVESTMENT COMPANIES - 1.5%
10,000	Compass Diversified Holdings	177,500

	MINING - 0.3%
4,000	Emerge Energy Services LP *	32,960

	OIL & GAS - 0.3%
3,500	CVR Refining LP *	34,475

	OIL & GAS SERVICES - 0.7%
15,000	CSI Compressco LP	78,150

	PIPELINES - 2.8%
5,000	Boardwalk Pipeline Partners LP	73,500
5,000	Holly Energy Partners LP (c)	167,000
2,000	NuStar Energy LP	81,180
		321,680
	REAL ESTATE - 1.0%
5,000	Brookfield Property Partners LP	116,750

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares				Fair Value
	LIMITED PARTNERSHIPS (Cont.) - 9.7%
	TRANSPORTATION - 1.7%
12,500	Martin Midstream Partners LP			$194,375

	TOTAL LIMITED PARTNERSHIPS (Cost $1,812,561)			1,122,715

	PREFERRED STOCK - 8.6%
	INVESTMENT COMPANIES - 1.1%
5,000	Prospect Capital Corp., 6.250%, 6/15/2024			129,900

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.4%
10,000	ARMOUR Residential REIT, Inc., 7.875%, Perpetual			250,000
5,000	CYS Investments, Inc., 7.500%, Perpetual			124,250
5,000	CYS Investments, Inc., 7.750%, Perpetual			125,250
5,000	Invesco Mortgage Capital, Inc., 7.750%, Perpetual			125,850
				625,350
	TRANSPORTATION - 2.1%
5,000	Seaspan Corp., 7.950%, Perpetual			119,750
5,000	Seaspan Corp., 8.250%, Perpetual			125,150
				244,900
	TOTAL PREFERRED STOCK (Cost $857,635)			1,000,150

	SHORT-TERM INVESTMENTS - 17.9%
1,769,076	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.95%**			1,769,076
305,839	Fidelity Institutional Money Market Fund - Prime Money Market - Institutional Class, 0.95%** (b)			305,839
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,074,915)			2,074,915

	TOTAL INVESTMENTS IN LONG SECURITIES - 96.8% (Cost $13,329,004) (f)			$11,216,110
	TOTAL CALL OPTIONS WRITTEN - (0.1)% (Premiums Received $12,528) (f)			(11,475)
	TOTAL PUT OPTIONS WRITTEN - (0.3)% (Premiums Received $45,975) (f)			(29,825)
	TOTAL SECURITIES SOLD SHORT - (0.8)% (Proceeds $171,232) (f)			(99,863)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.4%			511,784
	TOTAL NET ASSETS - 100.0%			$11,586,731

Contracts***		Counterparty	Notional Value at September 30, 2017	Fair Value
	SCHEDULE OF CALL OPTIONS WRITTEN - (0.1)% *
90	Ampco-Pittsburgh Corp.
	Expiration December 2017, Exercise Price $17.50	Interactive Brokers	$157,500	$11,475
	TOTAL CALL OPTIONS WRITTEN - (Premiums Received $12,528)			$11,475

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.3)% *
10	Allegiant Travel Co.
	Expiration October 2017, Exercise Price $140.00	Interactive Brokers	$140,000	$8,750
10	Allegiant Travel Co.
	Expiration November 2017, Exercise Price $120.00	Interactive Brokers	120,000	2,400
10	Buffalo Wild Wings, Inc.
	Expiration December 2017, Exercise Price $90.00	Interactive Brokers	90,000	2,050
25	Cheesecake Factory, Inc.
	Expiration October 2017, Exercise Price $45.00	Interactive Brokers	112,500	7,625
10	Cracker Barrel Old Country Store, Inc.
	Expiration December 2017, Exercise Price $140.00	Interactive Brokers	140,000	2,250
70	Futurefuel Corp.
	Expiration November 2017, Exercise Price $12.50	Interactive Brokers	87,500	350
50	Government Properties Income Trust
	Expiration December 2017, Exercise Price $17.50	Interactive Brokers	87,500	1,750
50	Sturm Ruger & Co., Inc.
	Expiration October 2017, Exercise Price $50.00	Interactive Brokers	250,000	4,150
100	Xinyuan Real Estate Co. Ltd.
	Expiration October 2017, Exercise Price $5.00	Interactive Brokers	50,000	500
	TOTAL PUT OPTIONS WRITTEN - (Premiums Received $45,975)			$29,825

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	SECURITIES SOLD SHORT - (0.8)% *
	EQUITY FUNDS - (0.8)%
625	iPATH S&P 500 VIX Short-Term Futures ETN	$24,494
300	SPDR S&P500 ETF Trust	75,369
	TOTAL SECURITIES SOLD SHORT (Proceeds $171,232)	$99,863

ADR - American Depositary Receipt

LP - Limited Partnership

ETN - Exchange-Traded Note

REIT - Real Estate Investment Trust

VIX - S&P 500 Volatility Index

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 1.80% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

*	Non-Income producing security

**	Interest rate reflects seven-day effective yield on September 30, 2017.

***	One contract is equivalent to 100 shares of common stock.

(a)	All or a portion of the security is segregated as collateral for call options written.

(b)	All or a portion of the security is segregated as collateral for securities on loan at September 30, 2017. Total collateral had a market value of $305,839 at September 30, 2017.

(c)	All or a portion of the security is out on loan at September 30, 2017. Total loaned securities had a market value of $296,716 at September 30, 2017.

(d)	Subject to call options written.

(e)	Subject to put options written.

(f)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $12,720,408 including options written, and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,093,744
Unrealized depreciation	(2,739,205)
Net unrealized depreciation	$(1,645,461)

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund
ASSETS
Investment securities:
At cost	$60,803,614	$13,329,004
At value (including collateral for loaned securities)	$54,201,681	$11,216,110
Cash	2,655	1,475
Deposit with Brokers	9,777,562	754,409
Dividends and interest receivable	190,157	65,405
Receivable for Fund shares sold	29,641	772
Prepaid expenses and other assets	21,097	41,885
TOTAL ASSETS	64,222,793	12,080,056

LIABILITIES
Securities sold short (Proceeds $1,105,336, $171,232)	710,565	99,863
Options written, at value (Premiums received $868,895, $58,503)	822,023	41,300
Investment management fees payable	44,193	4,242
Payable upon return of securities loaned	1,043,755	305,839
Distribution Payable	15,617	—
Distribution (12b-1) fees payable	139,660	2,200
Payable for Fund shares repurchased	150,901	13,308
Fees payable to related parties	5,164	1,232
Dividends on securities sold short payable	2,840	370
Accrued expenses and other liabilities	37,966	24,971
TOTAL LIABILITIES	2,972,684	493,325
NET ASSETS	$61,250,109	$11,586,731

Composition of Net Assets:
Paid in capital	$66,542,314	$13,207,939
Undistributed net investment income	1,073,847	385,350
Accumulated net realized gain (loss) from investments, options written, and securities sold short	(205,762)	17,764
Net unrealized depreciation on investments, options written, and securities sold short	(6,160,290)	(2,024,322)
NET ASSETS	$61,250,109	$11,586,731

Net Asset Value Per Share:
Class A Shares:
Net Assets	$57,964,781	$10,966,616
Shares of beneficial interest outstanding (a)	5,929,062	1,308,001
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$9.78	$8.38
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.38	$8.89

Class C Shares:
Net Assets	$1,451,358	$1,168
Shares of beneficial interest outstanding (a)	149,353	134
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.72	$8.72

Class I Shares:
Net Assets	$1,833,970	$618,947
Shares of beneficial interest outstanding (a)	187,549	74,149
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.78	$8.35

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Camelot Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2017

	Camelot Premium	Camelot Excalibur
	Return Fund	Small Cap Income Fund

INVESTMENT INCOME
Dividends (net of withholding taxes of $1,445, $219 respectively)	$2,521,074	$506,578
Interest	270,183	91,815
Securities lending income - net	27,909	4,092
TOTAL INVESTMENT INCOME	2,819,166	602,485

EXPENSES
Investment management fees	621,662	106,827
Distribution (12b-1) fees:
Class A	149,384	26,199
Class C	17,658	8
Administration fees	78,349	22,716
Management service fees	56,423	13,846
Non 12b-1 shareholder servicing fees	50,364	11,467
Registration fees	36,366	40,220
Printing and postage expenses	20,808	4,590
Compliance officer fees	13,992	15,029
Audit fees	13,495	13,495
Dividends on securities sold short	11,525	2,055
Legal Fees	10,441	13,370
Custodian fees	6,849	5,213
Trustees fees and expenses	5,623	8,386
Insurance expense	758	181
Interest expense	—	951
Other expenses	2,093	1,651
TOTAL EXPENSES	1,095,790	286,204
Plus: Recapture of fees previously waived by the Manager	10,057	—
Less: Fees waived by the Manager	—	(96,423)
NET EXPENSES	1,105,847	189,781

NET INVESTMENT INCOME	1,713,319	412,704

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(384,456)	106,980
Distributions of realized gains by underlying investment companies	37,974	15,408
Options written	1,937,744	250,163
Securities sold short	15,798	1,231
Net realized gain	1,607,060	373,782
Net change in unrealized appreciation (depreciation) on:
Investments	956,597	15,334
Options written	(44,329)	24,614
Securities sold short	274,885	74,830
Net change in unrealized appreciation	1,187,153	114,778

NET REALIZED AND UNREALIZED GAIN	2,794,213	488,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,507,532	$901,264

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment income	$1,713,319	$1,635,517
Net realized gain (loss) from investments, options written, and securities sold short	1,569,086	(91,821)
Distributions of realized gains by underlying investment companies	37,974	279
Net change in unrealized appreciation of investments, options written, and securities sold short	1,187,153	5,671,739
Net increase in net assets resulting from operations	4,507,532	7,215,714

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,289,133)	(1,249,828)
Class C	(24,684)	(29,108)
Class I ^	(8,399)	—
From return of capital:
Class A	(529,323)	(1,480,107)
Class C	(14,004)	(43,812)
Class I ^	(22,825)	—
From net realized gains:
Class A	(1,557,554)	(2,831,485)
Class C	(45,861)	(92,544)
Class I ^	(18,785)	—
Net decrease in net assets from distributions to shareholders	(3,510,568)	(5,726,884)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	26,115,268	17,432,624
Class C	441,426	151,966
Class I ^	1,864,692	—
Net asset value of shares issued in reinvestment of distributions:
Class A	1,308,959	2,337,557
Class C	68,171	138,387
Class I ^	23,984	—
Payments for shares redeemed:
Class A	(23,493,873)	(27,574,200)
Class C	(787,187)	(594,794)
Class I ^	(28,588)	—
Net increase (decrease) in net assets from shares of beneficial interest	5,512,852	(8,108,460)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,509,816	(6,619,630)

NET ASSETS
Beginning of Year	54,740,293	61,359,923
End of Year *	$61,250,109	$54,740,293
* Includes undistributed net investment income of:	$1,073,847	$718,509

See accompanying notes to financial statements.

Camelot Premium Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
SHARE ACTIVITY
Class A:
Shares Sold	2,640,277	1,916,514
Shares Reinvested	133,024	265,967
Shares Redeemed	(2,385,160)	(3,063,307)
Net increase (decrease) in shares of beneficial interest outstanding	388,141	(880,826)

Class C:
Shares Sold	45,089	16,690
Shares Reinvested	6,964	15,838
Shares Redeemed	(80,074)	(68,130)
Net decrease in shares of beneficial interest outstanding	(28,021)	(35,602)

Class I: ^
Shares Sold	188,005	—
Shares Reinvested	2,452	—
Shares Redeemed	(2,908)	—
Net increase (decrease) in shares of beneficial interest outstanding	187,549	—

^	The Camelot Premium Return Fund’s Class I shares commenced operations on December 30, 2016.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
FROM OPERATIONS
Net investment income	$412,704	$336,378
Net realized gain (loss) from investments, options written, and securities sold short	358,374	(71,442)
Distributions of realized gains by underlying investment companies	15,408	43,997
Net change in unrealized appreciation of investments, options written, and securities sold short	114,778	636,213
Net increase in net assets resulting from operations	901,264	945,146

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(392,107)	(283,785)
Class C	(27)	0 (a)
Class I ^	(9,285)	—
From return of capital:
Class A	—	(84,609)
Class C	—	0 (a)
From net realized gains:
Class A	(109,467)	(434,090)
Class C	(10)	0 (a)
Class I ^	(3,892)	—
Net decrease in net assets from distributions to shareholders	(514,788)	(802,484)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,144,303	2,098,007
Class C	1,100	1,000
Class I ^	644,529	—
Net asset value of shares issued in reinvestment of distributions:
Class A	179,947	285,323
Class C	37	0 (a)
Class I ^	19	—
Payments for shares redeemed:
Class A	(1,847,547)	(1,956,013)
Class C	(20)	(1,000)
Class I ^	(15,713)	—
Net increase in net assets from shares of beneficial interest	2,106,655	427,317

TOTAL INCREASE IN NET ASSETS	2,493,131	569,979

NET ASSETS
Beginning of Year	9,093,600	8,523,621
End of Year *	$11,586,731	$9,093,600
* Includes undistributed net investment income of:	$385,350	$163,798

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

SHARE ACTIVITY
Class A:
Shares Sold	373,203	268,726
Shares Reinvested	21,232	38,128
Shares Redeemed	(218,279)	(259,288)
Net increase in shares of beneficial interest outstanding	176,156	47,566

Class C:
Shares Sold	131	127
Shares Reinvested	4	0	(b)
Shares Redeemed	(2)	(127)
Net increase in shares of beneficial interest outstanding	133	0	(b)

Class I: ^
Shares Sold	76,033	—
Shares Reinvested	2	—
Shares Redeemed	(1,886)	—
Net increase in shares of beneficial interest outstanding	74,149	—

^	The Camelot Excalibur Small Cap Income Fund’s Class I shares commenced operations on December 30, 2016.

(a)	Rounds to less than one dollar

(b)	Rounds to less than one share.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014	September 30, 2013
Net asset value, beginning of year	$9.57		$9.25		$11.21		$10.61	$10.08
Activity from investment operations:
Net investment income (3)	0.27		0.27		0.21		0.20	0.23
Net realized and unrealized gain (loss) on investments	0.50		0.98		(1.41)		1.26	1.01
Total from investment operations	0.77		1.25		(1.20)		1.46	1.24
Less distributions from:
Net investment income	(0.21)		(0.21)		(0.19)		(0.21)	(0.16)
Return of capital	(0.09)		(0.26)		—		—	—
Net realized gains	(0.26)		(0.46)		(0.57)		(0.65)	(0.55)
Total distributions	(0.56)		(0.93)		(0.76)		(0.86)	(0.71)
Net asset value, end of year	$9.78		$9.57		$9.25		$11.21	$10.61
Total return (1)	8.14%		14.71	% (7)	(11.22	)% (7)	14.22%	12.78%
Net assets, at end of year (000s)	$57,965		$53,052		$59,401		$53,303	$31,970
Ratio of gross expenses to average net assets (2)(4)(5)	1.76%		1.86%		1.66%		1.75%	1.78%
Ratio of net expenses to average net assets (4)(5)	1.77	% (8)	1.78%		1.73	% (8)	1.75%	1.75%
Ratio of net investment income to average net assets (4)(5)(6)	2.77%		2.94%		2.00%		2.12%	2.26%
Portfolio Turnover Rate	32%		44%		38%		21%	29%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method.

(4)	The ratios include 0.02% and 0.03% for the years ended September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year		Year		Year		Year	Year
	Ended		Ended		Ended		Ended	Ended
	September 30, 2017		September 30, 2016		September 30, 2015		September 30, 2014	September 30, 2013
Net asset value, beginning of year	$9.52		$9.20		$11.15		$10.58	$10.07
Activity from investment operations:
Net investment income (3)	0.20		0.20		0.14		0.12	0.17
Net realized and unrealized gain (loss) on investments	0.49		0.99		(1.41)		1.25	0.99
Total from investment operations	0.69		1.19		(1.27)		1.37	1.16
Less distributions from:
Net investment income	(0.14)		(0.16)		(0.11)		(0.15)	(0.10)
Return of capital	(0.09)		(0.25)		—		—	—
Net realized gains	(0.26)		(0.46)		(0.57)		(0.65)	(0.55)
Total distributions	(0.49)		(0.87)		(0.68)		(0.80)	(0.65)
Net asset value, end of year	$9.72		$9.52		$9.20		$11.15	$10.58
Total return (1)	7.25%		13.93	% (7)	(11.89	)% (7)	13.36%	11.99%
Net assets, at end of year (000s)	$1,451		$1,688		$1,959		$1,023	$104
Ratio of gross expenses to average net assets (2)(4)(5)	2.51%		2.62%		2.41%		2.50%	2.53%
Ratio of net expenses to average net assets (4)(5)	2.52	% (8)	2.53%		2.48	% (8)	2.50%	2.50%
Ratio of net investment income to average net assets (4)(5)(6)	2.02%		2.19%		1.32%		1.37%	1.59%
Portfolio Turnover Rate	32%		44%		38%		21%	29%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Per share amounts calculated using the average shares method.

(4)	The ratios include 0.02% and 0.03% for the years ended September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Premium Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Period Presented

	Class I
	For the Period
	Ended
	September 30, 2017	(1)
Net asset value, beginning of period	$9.80
Activity from investment operations:
Net investment income (4)	0.23
Net realized and unrealized gain on investments	0.19
Total from investment operations	0.42
Less distributions from:
Net investment income	(0.13)
Return of capital	(0.13)
Net realized gains	(0.18)
Total distributions	(0.44)
Net asset value, end of period	$9.78
Total return (2)	4.31	% (7)
Net assets, at end of year (000s)	$1,834
Ratio of gross expenses to average net assets (3)(5)(8)(9)	1.51%
Ratio of net expenses to average net assets (5)(8)(9)	1.52	% (10)
Ratio of net investment income to average net assets (5)(6)(8)	3.02%
Portfolio Turnover Rate	32%

(1)	The Camelot Premium Return Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

(9)	The ratios include 0.02% for the period ended September 30, 2017 attributed to dividends from securities sold short and interest expense.

(10)	The ratio includes expense recapture by the Manager.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Year	Year		Year		For the
	Ended	Ended		Ended		Period Ended
	September 30, 2017	September 30, 2016		September 30, 2015		September 30, 2014	(1)
Net asset value, beginning of period	$8.03	$7.86		$9.34		$10.00
Activity from investment operations:
Net investment income (6)	0.33	0.30		0.29		0.14
Net realized and unrealized gain (loss) on investments	0.42	0.60		(1.43)		(0.60)
Total from investment operations	0.75	0.90		(1.14)		(0.46)
Less distributions from:
Net investment income	(0.31)	(0.26)		(0.22)		(0.08)
Return of capital	—	(0.08)		—		—
Net realized gains	(0.09)	(0.39)		(0.12)		(0.12)
Total distributions	(0.40)	(0.73)		(0.34)		(0.20)
Net asset value, end of period	$8.38	$8.03		$7.86		$9.34
Total return (2)	9.37%	12.26	% (9)	(12.50	)% (9)	(4.68	)% (5)
Net assets, at end of period (000s)	$10,967	$9,094		$8,524		$8,918
Ratio of gross expenses to average net assets (3)(7)(10)	2.70%	2.50%		2.23%		5.84	% (4)
Ratio of net expenses to average net assets (7)(10)	1.77%	1.78%		1.75%		1.75	% (4)
Ratio of net investment income to average net assets (7)(8)	3.86%	3.92%		3.22%		2.26	% (4)
Portfolio Turnover Rate	25%	23%		44%		5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	The ratios include 0.02% and 0.03% for the years ended September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Year	Year		Year		For the
	Ended	Ended		Ended		Period Ended
	September 30, 2017	September 30, 2016		September 30, 2015		September 30, 2014	(1)
Net asset value, beginning of period	$8.33	$8.15		$9.42		$10.00
Activity from investment operations:
Net investment income (6)	0.28	0.30		0.29		0.16
Net realized and unrealized gain (loss) on investments	0.46	0.61		(1.44)		(0.62)
Total from investment operations	0.74	0.91		(1.15)		(0.46)
Less distributions from:
Net investment income	(0.26)	(0.26)		—		—
Return of capital	—	(0.08)		—		—
Net realized gains	(0.09)	(0.39)		(0.12)		(0.12)
Total distributions	(0.35)	(0.73)		(0.12)		(0.12)
Net asset value, end of period	$8.72	$8.33		$8.15		$9.42
Total return (2)	8.86%	10.51	% (9)	(12.31	)% (9)	(4.64	)% (5)
Net assets, at end of period (11)	$1,168	$9		$8		$10
Ratio of gross expenses to average net assets (3)(7)(10)	3.45%	3.25%		2.98%		6.59	% (4)
Ratio of net expenses to average net assets (7)(10)	2.52%	2.53%		2.50%		2.50	% (4)
Ratio of net investment income to average net assets (7)(8)	3.11%	3.57%		3.09%		2.65	% (4)
Portfolio Turnover Rate	25%	23%		44%		5	% (5)

(1)	The Camelot Excalibur Small Cap Income Fund commenced operations on December 31, 2013.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(10)	The ratios include 0.02% and 0.03% for the years ended September 30, 2017 and September 30, 2016 attributed to dividends from securities sold short and interest expense.

(11)	Actual net assets, not truncated.

See accompanying notes to financial statements.

Camelot Excalibur Small Cap Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding for each of the Period Presented

	Class I
	For the Period
	Ended
	September 30, 2017	(1)
Net asset value, beginning of period	$8.43
Activity from investment operations:
Net investment income (6)	0.25
Net realized and unrealized loss on investments	(0.01)
Total from investment operations	0.24
Less distributions from:
Net investment income	(0.25)
Return of capital	—
Net realized gains	(0.07)
Total distributions	(0.32)
Net asset value, end of period	$8.35
Total return (2)	2.80	% (5)
Net assets, at end of period (9)	$618,947
Ratio of gross expenses to average net assets (3)(7)(10)	2.45	% (4)
Ratio of net expenses to average net assets (7)(10)	1.52	% (4)
Ratio of net investment income to average net assets (7)(8)	4.11	% (4)
Portfolio Turnover Rate	25%

(1)	The Camelot Excalibur Small Cap Income Fund’s Class I shares commenced operations on December 30, 2016.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the Manager not waived a portion of the Fund’s expenses in certain periods, total return would have been lower. Does not reflect the impact of sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method.

(7)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Actual net assets, not truncated.

(10)	The ratios include 0.02% for the period ended September 30, 2017 attributed to dividends from securities sold short and interest expense.

See accompanying notes to financial statements.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The trust currently consists of forty-two series. These financial statements include the following series: Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund (each a “Fund” or collectively the “Funds”). The Premium Return Fund is registered as diversified and the Small Cap Income Fund is registered as non-diversified. The Funds’ investment manager is Camelot Funds, LLC (the “Manager”). Effective February 1, 2015 Camelot Funds, LLC began serving as the Funds’ manager. Prior to February 1, 2015, Camelot Portfolios, LLC served as the Funds’ manager. Camelot Premium Return Fund’s Class A and Class C commenced operations on December 27, 2010 and the Fund’s Class I shares commenced operations on December 30, 2016. The Fund’s objective is to achieve a consistent high rate of gains and total return with lower volatility than common stocks as measured by standard deviation. The Camelot Excalibur Small Cap Income Fund’s Class A and Class C shares commenced operations on December 31, 2013 and the Fund’s Class I shares commenced operations on December 30, 2016. The Fund’s objective is to provide consistent and growing income stream with a secondary objective of providing long-term growth of capital.

The Funds offer three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a)     Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Funds’ assets and liabilities measured at fair value:

Camelot Premium Return Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$3,546,900	$—	$3,546,900
Closed-End Funds (b)	5,500,768	—	—	5,500,768
Common Stocks (b)	21,932,629	—	—	21,932,629
Exchange-Traded Funds (b)	490,600	—	—	490,600
Limited Partnerships (b)	5,098,493	—	—	5,098,493
Preferred Stock (b)	4,171,722	—	—	4,171,722
Real Estate Investment Trusts (b)	5,832,517	—	—	5,832,517
Call Options Purchased (b)	—	5,000	—	5,000
Short-Term Investments (b)	7,623,052	—	—	7,623,052
Total	$50,649,781	$3,551,900	$—	$54,201,681

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$(193,190)	$(40,500)	$—	$(233,690)
Put Options Written	(444,570)	(143,763)	—	(588,333)
Securities Sold Short	(710,565)	—	—	(710,565)
Total	$(1,348,325)	$(184,263)	$—	$(1,532,588)

(a)	As of and during the year ended September 30, 2017, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All closed-end funds, common stock, exchange-traded funds, limited partnerships, mutual funds, preferred stocks, REITs, call options, and short-term investments held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2017, no securities were fair valued.

Camelot Excalibur Small Cap Income Fund

Assets
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Bonds	$—	$1,181,687	$—	$1,181,687
Common Stocks (b)	3,738,933	—	—	3,738,933
Limited Partnerships (b)	1,122,715	—	—	1,122,715
Preferred Stock (b)	1,000,150	—	—	1,000,150
Real Estate Investment Trusts (b)	2,097,710	—	—	2,097,710
Short-Term Investments (b)	2,074,915	—	—	2,074,915
Total	$10,034,423	$1,181,687	$—	$11,216,110

Liabilities
Security Classifications (a)	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$(11,475)	$—	$(11,475)
Put Options Written	(7,950)	(21,875)	—	(29,825)
Securities Sold Short	(99,863)	—	—	(99,863)
Total	$(107,813)	$(33,350)	$—	$(141,163)

(a)	As of and during the year ended September 30, 2017 the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.

(b)	All common stock, limited partnerships, preferred stocks, REITs, and Short Term Investments held by the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments. During the year ended September 30, 2017, no securities were fair valued.

b)      Accounting for Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Manager believes adverse market, political or other conditions are likely. The Manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. When the Funds purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Camelot Premium Return Fund

Derivatives Not
Accounted for as Hedging	Primary Risk	Location of Derivatives on	Fair Value of Asset/
Instruments under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options purchased	Equity Risk	Investment securities, at value	$5,000
Call options written	Equity Risk	Options written, at value	(233,690)
Put options written	Equity Risk	Options written, at value	(588,333)
Total			$(817,023)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017, was as follows:

Derivatives Not			Realized and Unrealized
Accounted for as			Gain (Loss) on Liability
Hedging Instruments		Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Primary Risk Exposure	Derivatives Recognized in Income	Income
Purchased options	Equity Risk	Net realized loss from investments	$(5,737)
Purchased options	Equity Risk	Net change in unrealized appreciation on investments	(55,000)
Options written	Equity Risk	Net realized gain from options written	1,937,744
Options written	Equity Risk	Net change in unrealized depreciation on options written	(44,329)
Total			$1,832,678

Camelot Excalibur Small Cap Income Fund

Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(11,475)
Put options written	Equity Risk	Options written, at value	(29,825)
Total			$(41,300)

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017, was as follows:

Derivatives Not			Realized and Unrealized
Accounted for as			Gain on Liability
Hedging Instruments	Primary Risk	Location of Gain (Loss) on	Derivatives Recognized in
under GAAP	Exposure	Derivatives Recognized in Income	Income

Options written	Equity Risk	Net realized gain from options written	$250,163
Options written	Equity Risk	Net change in unrealized appreciation on options written	24,614
Total			$274,777

Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of September 30, 2017.

Camelot Premium Return Fund

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities

			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statement of Assets &	the Statement of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Purchased	$5,000	(1)	$—	$—	$5,000		$—	$—
Options Written	(822,023	) (1)	—	(822,023)	822,023	(2)	—	—
Securities Lending	(1,026,833)		—	(1,026,833)	—		1,026,833	—
Total	$(1,843,856)		$—	$(1,848,856)	$827,023		$1,026,833	$—

(1)	Purchase and written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Camelot Excalibur Small Cap Income Fund

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities

			Gross Amounts	Net Amounts of
	Gross Amounts of		Offset in the	Liabilities Presented in
	Recognized		Statement of Assets &	the Statement of Assets	Financial		Cash Collateral
Description	Assets/Liabilities		Liabilities	& Liabilities	Instruments		Received	Net Amount
Options Written	$(41,300	) (1)	$—	$(41,300)	$41,300	(2)	$—	$—
Securities Lending	(296,716)		—	(296,716)	—		296,716	—
Total	$(338,016)		$—	$(338,016)	$41,300		$296,716	$—

(1)	Purchase and written options at value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

c)      Short Sales – The Funds may sell securities short. A short sale is a transaction in which the Funds sell securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Funds must arrange through a broker to borrow the securities and, in so doing, the Funds become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Funds will make a profit or incur a loss as a result of a short sale depending on

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

whether the price of the securities decrease or increase between the date of the short sale and the date on which the Funds purchased the securities to replace the borrowed securities that have been sold.

d)      Federal Income Tax – The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended September 30, 2017, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of September 30, 2017, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2014 to September 30, 2016, or expected to be taken in the Fund’s September 30, 2017 year end tax returns. The tax filings are open for examination by applicable taxing authorizes, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Funds’ tax returns is presently in progress.

e)      Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP are recorded on the ex-dividend date. The Funds distribute short-term capital gains and income quarterly and long-term capital gains annually.

f)      Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

g)      Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on fixed income securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

h)      Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)      Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

j)      Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended September 30, 2017 there were no CDSC fees paid.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

k)      Security Loans – The Funds have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2) INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales
Camelot Premium Return Fund	$16,435,023	$27,287,001
Camelot Excalibur Small Cap Income Fund	$2,564,271	$2,273,015

(3) OPTIONS WRITTEN

During the year ended September 30, 2017, the Funds’ realized gain on option contracts subject to equity price risk amounted to $1,937,744 and $250,163 for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively. The contracts of the derivative instruments outstanding as of September 30, 2017 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(4) INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Camelot Funds, LLC is the Manager to the Funds pursuant to the terms of the Management Agreement (the “Management Agreement”) with the Trust on behalf of the Funds. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes investment programs for the Funds. For its services under the Management Agreement, the Manager is paid a monthly management fee at the annual rate of 1.00% of the average daily net assets of each Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended September 30, 2017, Management fees of $621,662 and $106,827 were incurred by the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds; expenses incurred with a merger or reorganization, and extraordinary expenses such as litigation) at 1.75%, 2.50%, and 1.50% for Class A, Class C and Class I Funds’ shares through January 31, 2018, respectively. Each waiver or reimbursement by the Manager is subject to recoupment within the three fiscal years following the fiscal year in which that particular expense is incurred, the recoupment may be achieved without exceeding the expense limitation in effect at the time of the waiver or reimbursement or at the time of recoupment. For year ended September 30, 2017, the Camelot Premium Return Fund Manager recaptured $10,057.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

For the year ended September 30, 2017, the Manager has waived and reimbursed $96,423 for the Camelot Excalibur Small Cap Income Fund. As of September 30, 2017 the Manager has waived/reimbursed expenses of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund that may be recovered no later than September 30 for the years indicated below:

	2018	2019	2020
Camelot Premium Return Fund	$—	$43,781	$—
Camelot Excalibur Small Cap Fund	$45,522	$62,351	$96,423

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended, the Funds incurred $56,423 and $13,846 for such fees for the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year. The fees paid to the Trustees are paid in fund shares.

A Trustee and Officer of the Trust is also the controlling member of MFund Services, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the year ended September 30, 2017, the Distributor received $3,518 and $79 in underwriter concessions from the sale of shares of the Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, respectively.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(5) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2017 and September 30, 2016 was as follows:

For the year ended September 30, 2017
		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital	Total
Camelot Premium Return Fund	$2,944,416	$—	$566,152	$3,510,568
Camelot Excalibur Small Cap Income Fund	514,788	—	—	514,788

For the year ended September 30, 2016
		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital	Total
Camelot Premium Return Fund	$3,370,454	$832,511	$1,523,919	$5,726,884
Camelot Excalibur Small Cap Income Fund	672,009	45,866	84,609	802,484

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Camelot Premium
Return Fund	$—	$—	$—	$—	$(12,219)	$(5,279,986)	$(5,292,205)
Camelot Excalibur
Small Cap Income
Fund	24,960	—	—	—	(707)	(1,645,461)	(1,621,208)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, the mark-to-market treatment of option contracts and tax adjustments for publicly traded partnerships, grantor trusts, royalty trusts and return of capital distributions from corporations. In addition, the amounts listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles.

Permanent book and tax differences, primarily attributable to the reclass of fund distributions, and tax adjustments related to publicly traded partnerships and C-Corporation return of capital distributions, resulted in reclassifications for the Funds for the year ended September 30, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Camelot Premium Return Fund	$—	$(35,765)	$35,765
Camelot Excalibur Small Cap Income Fund	—	210,267	(210,267)

(6) UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Camelot Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(7) OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(8) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2017 FOLIOFN Investments, Inc. Special Custody Account for the Exclusive Benefit of Customers held 35.06% of the Camelot Premium Return Fund and 47.02% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund. Additionally, as of September 30, 2017 Charles Schwab & Co. held 26,30% of the Camelot Excalibur Small Cap Income Fund and may be deemed to control the Fund.

(9) SUBSEQUENT EVENTS

Effective November 14, 2017 Class C shares of the Camelot Excalibur Small Cap Income Fund are no longer open for investment.

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust
and the Shareholders of Camelot Premium Return Fund
and Camelot Excalibur Small Cap Income Fund

We have audited the accompanying statements of assets and liabilities of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Camelot Premium Return Fund and Camelot Excalibur Small Cap Income Fund as of September 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2017

Camelot Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Camelot Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Camelot Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Camelot Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During Period**
Actual	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Camelot Premium Return Fund
Class A*	$1,000.00	$1,008.20	$8.81	1.75%
Class C*	1,000.00	1,004.20	12.56	2.50
Class I*	1,000.00	1,010.50	7.56	1.50
Camelot Excalibur Small Cap
Income Fund
Class A*	1,000.00	994.30	8.75	1.75
Class C*	1,000.00	991.10	12.48	2.50
Class I*	1,000.00	995.50	7.50	1.50

Camelot Funds
EXPENSE EXAMPLES (Unaudited) (Continued)
September 30, 2017

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During Period**
(5% return before expenses)	4/1/17	9/30/17	4/1/17 – 9/30/17	4/1/17 – 9/30/17
Camelot Premium Return Fund
Class A*	$1,000.00	$1,016.29	$8.85	1.75%
Class C*	1,000.00	1,012.53	12.61	2.50
Class I*	1,000.00	1,017.55	7.59	1.50
Camelot Excalibur Small Cap
Income Fund
Class A*	1,000.00	1,016.29	8.85	1.75
Class C*	1,000.00	1,012.53	12.61	2.50
Class I*	1,000.00	1,017.55	7.59	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Camelot Funds
ADDITIONAL INFORMATION (Unaudited)
September 30, 2017

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Funds and the calculation of the net asset value of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-226-3862; and on the Commission’s website at http://www.sec.gov.

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2017

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	54	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, 2016to present

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	41	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	41	Variable Insurance Trust since 2010

Camelot Funds
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2017

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006-present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 -Present; President, Abbington Capital Group LLC, 1998-present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016;	41	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007-2012.	N/A	N/A

Aaron Smith 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A

Brian Curley 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive, Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
Camelot Portfolios, LLC.
1700 Woodlands Drive, Suite 100
Maumee, OH 43537

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2017	2016
Camelot Premium Return Fund	11,250	11,250
Camelot Excalibur Small Cap Income Fund	11,250	11,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2017	2016
Camelot Premium Return Fund	2,000	2,000
Camelot Excalibur Small Cap Income Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2016 and 2015 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2017 and 2016 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Principal Financial Officer/Treasurer
Date: November 29, 2017